UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) APRIL 4, 2012

OSI SYSTEMS, INC.

(EXACT NAME OF REGISTRANT SPECIFIED IN CHARTER)

DELAWARE	000-23125	330238801
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

12525 CHADRON AVENUE

HAWTHORNE, CA 90250

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

(310) 978-0516

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)                 On April 4, 2012, OSI Systems, Inc. (the “Company”) entered into employment agreements with Messrs. Deepak Chopra, Alan Edrick, Ajay Mehra, Victor Sze, and Manoocher Mansouri.  The employment agreements shall be effective as of January 1, 2012 (the “Effective Date”).  Capitalized terms not otherwise defined herein shall have their respective meanings as set forth in the applicable employment agreement.

Mr. Chopra’s Employment Agreement

Under Mr. Chopra’s employment agreement, Mr. Chopra will continue to serve as President and Chief Executive Officer and Chairman of the Board of the Company. The employment agreement amends, supersedes, and replaces the Company’s prior employment agreement with Mr. Chopra that was entered into on January 6, 2010.

The initial term of the employment agreement is three years commencing from the Effective Date. The term of the employment agreement shall automatically renew on each anniversary of the Effective Date for a new three year term, but not beyond the Scheduled Retirement Date, unless it is earlier terminated in accordance with its terms.

Under the employment agreement, Mr. Chopra will be entitled to receive a base salary of $1,000,000 per year.  Mr. Chopra is eligible to receive discretionary bonus payments from the bonus pool established by the Company for its officers and employees and to participate in incentive compensation and other employee benefit plans established by the Company.  Mr. Chopra is also entitled to receive the benefit award specified for him under the Company’s Nonqualified Defined Benefit Plan.

Mr. Chopra’s employment agreement may be terminated by the Company for Cause or due to Mr. Chopra’s disability. The employment agreement will automatically terminate in the event of Mr. Chopra’s death.  Mr. Chopra may terminate his employment agreement at any time upon 12 months written notice to the Company or upon three months notice if such termination is for Good Reason.  In the event the Company terminates the employment agreement early and without Cause, or Mr. Chopra terminates the employment agreement for Good Reason, or such termination occurs within a certain period of time before or after a Change in Control of the Company, Mr. Chopra will be entitled to receive certain severance payments and benefits.  Further, in the event of Mr. Chopra’s continued employment until the Scheduled Retirement Date, he shall be entitled to an additional bonus payment.

The foregoing description of Mr. Chopra’s employment agreement is qualified in its entirety by reference to the provisions of his employment agreement, which is filed as an exhibit to this Current Report on Form 8-K.

Mr. Edrick’s, Mr. Mehra’s, Mr. Sze’s, and Mr. Mansouri’s Employment Agreements

For purposes of this section, Messrs. Edrick, Mehra, Sze, and Mansouri are each individually referred to as an “Executive.”  Under Mr. Edrick’s employment agreement, Mr. Edrick will continue to serve as Executive Vice President and Chief Financial Officer of the Company.  Under Mr. Mehra’s employment agreement, Mr. Mehra will continue to serve as Executive Vice President of the Company and President of Rapiscan Systems, Inc.  Under Mr. Sze’s employment agreement, Mr. Sze will continue to serve as Executive Vice President and General Counsel of the Company.  Under Mr. Mansouri’s employment agreement, Mr. Mansouri will continue to serve as President of OSI Optoelectronics, Inc.  The employment agreements of Messrs. Edrick and Sze amend, supersede, and replace the Company’s prior employment agreements with such Executives that were entered into on September 22, 2008.  Mr. Mehra’s employment agreement amends, supersedes, and replaces the Company’s prior employment agreement with Mr. Mehra that was entered into on September 14, 2009.

The initial term of each Executive’s employment agreement is one year commencing from the Effective Date. The term of each employment agreement shall automatically renew on each anniversary of the Effective Date for a new one year term, but not beyond the Scheduled Retirement Date, unless it is earlier terminated in accordance with its terms.

Under the employment agreements, each Executive will be entitled to receive a base salary per year, which will be reviewed annually.  Mr. Edrick’s current base salary is $402,000; Mr. Mehra’s current base salary is $402,000; Mr. Sze’s current base salary is $350,000; and Mr. Mansouri’s current base salary is $270,500.  Each Executive is eligible to receive discretionary bonus payments from the bonus pool established by the Company for its officers and employees and to participate in incentive compensation and other employee benefit plans established by the Company.

Each Executive’s employment agreement may be terminated by the Company for Cause or due to the Executive’s disability.  Each employment agreement will automatically terminate in the event of the Executive’s death.  Each Executive may terminate his employment agreement at any time for Good Reason or upon 30 days written notice to the Company.  In the event the Company terminates an Executive’s employment agreement early and without Cause, or such Executive terminates his employment agreement for Good Reason, or such termination occurs within a certain period of time before or after a Change in Control of the Company, such Executive will be entitled to receive certain severance payments and benefits.  Further, in the event of an Executive’s continued employment until the Scheduled Retirement Date, such Executive shall be entitled to an additional bonus payment.

The foregoing description of each Executive’s employment agreement is qualified in its entirety by reference to the provisions of the applicable employment agreement, each of which is filed as an exhibit to this Current Report on Form 8-K.

Item 9.01.          Financial Statements and Exhibits.

(d) Exhibits

10.1	Employment Agreement dated January 1, 2012 between Deepak Chopra and OSI Systems, Inc.
10.2	Employment Agreement dated January 1, 2012 between Alan Edrick and OSI Systems, Inc.
10.3	Employment Agreement dated January 1, 2012 between Ajay Mehra and OSI Systems, Inc.
10.4	Employment Agreement dated January 1, 2012 between Victor Sze and OSI Systems, Inc.
10.5	Employment Agreement dated January 1, 2012 between Manoocher Mansouri and OSI Systems, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSI SYSTEMS, INC.
Date: April 4, 2012
	By:	/s/ Victor Sze
Victor Sze
Executive Vice President, Secretary, and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
10.1	Employment Agreement dated January 1, 2012 between Deepak Chopra and OSI Systems, Inc.
10.2	Employment Agreement dated January 1, 2012 between Alan Edrick and OSI Systems, Inc.
10.3	Employment Agreement dated January 1, 2012 between Ajay Mehra and OSI Systems, Inc.
10.4	Employment Agreement dated January 1, 2012 between Victor Sze and OSI Systems, Inc.
10.5	Employment Agreement dated January 1, 2012 between Manoocher Mansouri and OSI Systems, Inc.